THIS AGREEMENT BETWEEN:


                              ANGELAUDIO.COM, INC.
                  a company incorporated in the State of Nevada
                                 ("AngelAudio")

AND:

                                   RIZ ALIKHAN
              A person residing in the Province of British Columbia
                                   ("Alikhan")

NOW THEREFORE THE PARTIES HEREBY AGREE AS OF THIS 23th Day of December, 1999 AS
FOLLOWS:

In consideration for $1 and other valuable consideration, Alikhan transfers and assigns the agency agreement between Angelaudio.com Entertainment Inc. and Riz Alikhan, dated September 1, 1999 (the "Agency Agreement") to AngelAudio under the following terms:

       1. Alikhan assigns all his rights and obligations pursuant to the Agency Agreement to AngelAudio.
       2. Alikhan transfers beneficial ownership of all assets in Angelaudio.com Entertainment Inc. to AngelAudio.
       3. Alikhan assigns any agreements entered into on his behalf by Angelaudio.com Entertainment Inc. to AngelAudio.
       4. Alikhan transfers control of any bank accounts operated by Angelaudio.com Entertainment Inc. to Angelaudio.
       5. Both parties agree to sign whatever documents are necessary to give effect to this agreement.


IN WITNESS WHEREOF this Agreement is entered into as of the date first written above.

/s/ Riz Alikhan
-----------------------------------
Riz Alikhan



ANGELAUDIO.COM, INC.

/s/ Ian Stuart
----------------------------------
Per:  Authorized Signatory